Exhibit 4.2

[FORM OF FACE OF CERTIFICATE]

FIRST NATIONAL BANCSHARES, INC.

INCORPORATED UNDER THE LAWS OF SOUTH CAROLINA

THE CORPORATION IS TO ISSUE 920,000 SHARES OF         % SERIES A NONCUMULATIVE CONVERTIBLE PERPETUAL PREFERRED STOCK—PAR VALUE $.01 EACH

This certifies that                                                               is the

registered holder of                                                               Shares

of         % Series A Noncumulative Convertible Perpetual Preferred Stock

which are fully paid and non-assessable and transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed

this                                  day of                                  A.D. 20

SECRETARY	PRESIDENT

[FORM OF BACK OF CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	—as tenants in common	UNIF GIFT MIN ACT—	Custodian
TEN ENT	—as tenants by the entireties		(Cust) (Minor)
JT TEN	—as joint tenants with right of		under Uniform Gifts to Minors
	survivorship and not as tenants	Act
	in common		(State)

Additional abbreviations may also be used though not in the above list.

For value received,                                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

                                                                                                                                                                                                                  Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                       Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

In presence of

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.